UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Weber Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40702	61-1999408
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1415 S. Roselle Road Palatine, Illinois		60067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 934-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	WEBR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Weber Inc. (the “Company”) approved grants (“Replacement Awards”) of restricted stock units (“RSUs”) to all participants in the Amended and Restated Weber-Stephen Products LLC Management Incentive Compensation Plan (the “Legacy LTIP”) in replacement of legacy awards (“Legacy Awards”) issued to them under the Legacy LTIP prior to the Company’s initial public offering.

The Replacement Awards will (i) vest at the same time that the underlying Legacy Awards would have vested, and the performance conditions associated with the Legacy Awards will be deemed achieved based on actual performance or, for unvested awards, expected performance based on remaining periods and (ii) settle at the same time that the underlying Legacy Awards would have settled. The Replacement Awards will be granted pursuant to the Weber Inc. Omnibus Incentive Plan (the “Omnibus Plan”) and an award agreement substantially in the form approved by the Compensation Committee (the “Form Replacement RSU Award Agreement”).

The Replacement Awards include the grants to Hans-Jürgen Herr and Michael G. Jacobs set forth below:

Name	Number of RSUs
Hans-Jürgen Herr President, EMEA	236,738 (1)
Michael G. Jacobs Chief Supply Chain Officer	74,265 (2)

(1) Reflects (i) 65,988 vested RSUs that vested on September 30, 2021 and (ii) 170,750 unvested RSUs, 96,014 of which will vest on September 30, 2022 and 74,736 of which will vest on September 30, 2023, in each case, subject to continued employment through the applicable vesting date.

(2) Reflects (i) 29,440 vested RSUs that vested on September 30, 2021 and (ii) 44,825 unvested RSUs that will vest on September 30, 2022, subject to continued employment through such date.

The foregoing description is subject to, and qualified in its entirety by, the Omnibus Plan, which was filed on July 12, 2021 with the Company’s Registration Statement on Form S-1 as Exhibit 10.6 and is incorporated herein by reference, and the Form Replacement RSU Award Agreement, which is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form Replacement RSU Award Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBER INC.

Date: October 5, 2021

	By:	/s/ Philip Zadeik
		Name:	Philip Zadeik
		Title:	General Counsel